Exhibit 10.1

SEVENTH AMENDMENT

This Seventh Amendment, effective as of the date set forth above the signatures of the parties below, amends the Amended and Restated Exclusive Patent License Agreement effective November 1, 2002, as subsequently amended by a First Amendment on November 15, 2002, a Letter Agreement on September 12, 2003, a Letter Agreement on October 22, 2003, a Second Amendment on November 19, 2003, a Third Amendment on April 2, 2004, a Fourth Amendment on July 17, 2004, a Fifth Amendment on August 5, 2006, and a Sixth Amendment on January 10, 2007 (“LICENSE AGREEMENT”) between the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts, 02139, USA and Momenta Pharmaceuticals, Inc. (“COMPANY”), a Delaware corporation having its principal office at 675 West Kendall Street, Cambridge, MA 02142, USA.

WHEREAS, M.I.T. Case No. 9180 is licensed to COMPANY and COMPANY will pay for maintaining the U.S. issued patent 6,846,917 relating to M.I.T. Case No. 9180 as of January 16, 2009; and

WHEREAS, COMPANY does not desire to support patent costs related to PATENT RIGHTS CASE 9180 BACKGROUND.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree to modify the LICENSE AGREEMENT as follows:

1.             PATENT RIGHTS CASE 9180 BACKGROUND shall be removed from the LICENSE AGREEMENT and rights shall be terminated effective immediately.

2.             COMPANY shall be responsible for all costs incurred after January 16, 2009 relating to U.S. patent 6,846,917 (relating to M.I.T. Case No. 9180) pursuant to Section 6.4.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized representatives.

Signatures follow on next page:

The Effective Date of this Seventh Amendment is June 1, 2009.

MASSACHUSETTS INSTITUTE OF	MOMENTA PHARMACEUTICALS,	TECHNOLOGY
INC.

By:	/s/ Lita Nelson	By:	/s/ Bruce Leicher

Name:	Lita L. Nelsen	Name:	Bruce Leicher
Title:	Director, Technology Licensing Office	Title:	Senior VP and General Counsel